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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number		811-06565

Tekla Life Sciences Investors
(Exact name of registrant as specified in charter)

100 Federal Street, 19th Floor, Boston, MA			02110
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service)

Registrant’s telephone number, including area code:		617-772-8500

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2022 to March 31, 2023

ITEM 1. REPORTS TO STOCKHOLDERS.

Semiannual Report

Tekla
Life Sciences Investors

March 31, 2023

Tekla Life Sciences Investors

Distribution policy: The Fund has implemented a managed distribution policy (the Policy) that provides for quarterly distributions at a rate set by the Board of Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. A return of capital may occur, for example, when some or all of the money that you invested in the Fund is paid back to you. A return of capital distribution does not necessarily reflect the Fund's investment performance and should not be confused with "yield" or "income."

The amounts and sources of distributions reported in the Fund's notices pursuant to Section 19(a) of the Investment Company Act of 1940 are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during its fiscal year and may be subject to changes based on tax regulations. The Fund will send you a Form 1099-DIV for the calendar year that tells you how to report distributions for federal income tax purposes.

You should not draw any conclusions about the Fund's investment performance from the amount of distributions pursuant to the Policy or from the terms of the Policy. The Policy has been established by the Trustees and may be changed or terminated by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distributions considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions. The suspension or termination of the Policy could have the effect of creating a trading discount or widening an existing trading discount. At this time there are no reasonably foreseeable circumstances that might cause the Trustees to terminate the Policy.

Consider these risks before investing: As with any investment company that invests in equity securities, the Fund is subject to market risk—the possibility that the prices of equity securities will decline over short or extended periods of time. As a result, the value of an investment in the Fund's shares will fluctuate with the market generally and market sectors in particular. You could lose money over short or long periods of time. Political and economic news can influence marketwide trends and can cause disruptions in the U.S. or world financial markets. Other factors may be ignored by the market as a whole but may cause movements in the price of one company's stock or the stock of companies in one or more industries. All of these factors may have a greater impact on initial public offerings and emerging company shares. Different types of equity securities tend to shift into and out of favor with investors, depending on market and economic conditions. The performance of funds that invest in equity securities of healthcare companies may at times be better or worse than the performance of funds that focus on other types of securities or that have a broader investment style.

Tekla Life Sciences Investors

Dear Shareholders,

In our view, the healthcare sector represents an attractive sector of the economy in which to invest over any reasonable timeframe and in particular in the current uncertain macro-environment. The sector has performed well over intermediate and long timeframes and is generally thought of as defensive. In addition, the sector is quite diverse, consisting of at least ten subsectors. We like the fact that these subsectors are diversified and often perform differently in divergent macroeconomic environments. Therefore, we can almost always identify a subsector which will benefit from, and hopefully outperform, in the current environment.

Macroeconomics provides much of the uncertainty currently. There is much debate about whether a U.S. and/or worldwide recession looms. Multi-decade highs in interest rates and inflation, an inverted yield curve and a potential housing slump after a Covid associated boom certainly raise the likelihood of a recession in the next year. But historically low unemployment, adequate real 4Q22 GDP growth and a favorable stock market argue against. Our view tips toward the likelihood of a modest recession sometime in the next year. But we have found over a career that while trying to time the market can be difficult, attempting to predict the timing of the next recession is about impossible. As Paul Samuelson once joked, "the stock market has predicted nine of the last five recessions". We think investment in healthcare could serve to blunt the potential impact of any recession.

Healthcare, along with consumer staples and utilities, are generally thought of as defensive. These sectors tend to address basic non-cyclical needs and therefore tend to deliver consistent earnings and stable dividends. As a sector that addresses the wellness of the population, healthcare spending will be among the last things people give up as money gets tight.

Healthcare can certainly exhibit ups and downs but has performed well over the long-term as can be seen in the following table. Over multiple timeframes, the S&P Composite 1500® Healthcare Index* (S15HLTH), representing the broad healthcare space, has performed well in comparison to the S&P 500® Index* (SPX), the broad market standard against which many or most investment approaches are typically compared.

Index	One Year (%)	Five Year (%)	Ten Year (%)	Twenty Year (%)
SPX	-7.8	11.2	12.2	10.4
S15HLTH	-4.4	11.5	12.9	10.6

We are particularly attracted to the diversity of investment opportunity provided by individual healthcare subsectors. These subsectors include pharmaceuticals, biotechnology, managed care (i.e., MCOs), providers (hospitals), medical technology (medtech), life science tools (LST), distributors, healthcare services and healthcare information technology.

Varying macroeconomic situations often influence our subsector allocation decision making. For example, when investment capital is freely available, speculation typically abounds. At

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 1

such times, innovative, pre-profit or even pre-revenue companies in the biotech sector can be good investments. By contrast, when interest rates are high and capital is less available, profitable growing companies, including pharmaceuticals, can be better investments. At the moment, there is limited availability of capital. As such we are tending to be underweight not-yet profitable biotech companies and overweight profitable pharmaceuticals.

In an analogous way, when jobs are plentiful and wages are growing, individuals tend to seek more elective medical procedures. In this case, there is more demand for medical products and hospitals are busier. In this situation, managed care companies, which pay for medical procedures, tend to be more challenged. By contrast, when jobs are tight, demand for medical products and services often declines while managed care companies have lessened reimbursement demands and often perform better. At the moment, utilization of products and services is generally up, so we tend to be overweight medtech and hospitals and underweight managed care.

In large part, our management approach is to bias our subsector allocations based on macro factors while using our knowledge of associated individual companies to create a portfolio that is likely to perform well. In general, we seek to produce a solid risk adjusted performance that allows the Fund to continue to deliver the distributions to which shareholders have become accustomed. We summarize some of the macro factors that currently shape our views:

Clinical and commercial progress is always a key contributor to sentiment toward the healthcare area. In the last several years, particularly lately, we have seen some interesting developments that look to be creating enormous opportunities to address the needs of large groups of older patients. One example is the recent approval of Leqembi, a drug that slows the progression of Alzheimer's disease. This drug reduces the presence of beta amyloid plaque in the brain and has demonstrated an ability to slow the progression of Alzheimer's. Several other drugs are in late-stage development in the Alzheimer's disease space. The Alzheimer's Association reports that about one in every nine people over 65 have Alzheimer's.

Diabetes and obesity represent two of the biggest health issues we have seen in recent decades. Each of these conditions represents enormous challenges for the healthcare system. Approximately one in ten Americans have diabetes and approximately 40% of American adults over 20 are obese. This twin condition is often referred to as diabesity. In the last year or two we have seen the development of several drugs (i.e., Mounjaro, Wegovy and Ozempic) in the GLP 1 class that have had impact in one or both of these conditions. This class of drugs has the potential to dramatically impact diabesity with a market size that could reach $100B.

There has also been notable progress in the area of a condition called fatty liver which may affect 25% of the adult American population and particularly in an associated liver condition NASH (Non Alcoholic Steatohepatitus) which is thought to effect up to 6.5% of American adults with fatty liver. After many years and multiple attempts, we have, in the last year, seen

2 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

a positive clinical trial (i.e., the MAESTRO_NASH study by Madrigal Pharmaceuticals, Inc.). This Phase III study showed, for the first time, statistically significant benefits in both NASH resolution and fibrosis improvement in a pivotal study. It has reignited the interests of both investors and biopharma companies to NASH, which is a potentially multi-billion dollar market that has heretofore seen few, if any, positive developments.

Merger & Acquisition (M&A) activity also contributes to sentiment in the healthcare space, particularly in the biotech subsector. It is notable that M&A activity is up as we write this letter in late April 2023. Importantly we have recently seen acquisitions of both large (i.e., Horizon Therapeutics plc and Seagen, Inc.) and small (i.e., Prometheus Biosciences, Inc., Bellus Health, Inc., Provention Bio, Inc., Concert Pharmaceuticals, Inc. and CinCor Pharma, Inc.) biotech companies. We are hopeful that this is the start of a longer M&A trend.

On the Regulatory/Legislative side, we note that In August 2022, President Biden signed into law the Inflation Reduction Act (IRA), which contains several material changes to Medicare reimbursement and drug pricing policies. While some aspects of the law may serve to lower patients' financial burden while also increasing access to medicines, such as a cap on Part D out-of-pocket spending, other portions may alter how and which drugs are developed by the biopharma industry. Most notably, beginning in 2026 Medicare will be able to "negotiate" prices for an increasing number of drugs with high overall Medicare spend that have been on the market for a certain length of time. This may result in companies re-evaluating the costs, risks and benefits of bringing certain medicines to market. Importantly, we may see a shift towards the development of more complex biologic drugs, as the IRA provides 13 years of protection prior to negotiation eligibility compared to only 9 years for oral "small molecule" drugs. Another provision of the law imposes a penalty on any company raising the price of their existing drugs more than the rate of inflation, although the impact of this may be limited given that annual price increases have moderated in recent years. The market has taken these developments in stride, but there may be increasing focus on the impacts of the law once CMS releases the initial list of negotiation-eligible drugs later in 2023.

Overall, despite a challenging macro environment that seems to have held the market back a bit, we see more positives than negatives in the above developments. In the short-term we see the defensive characteristics of healthcare as attractive. In the intermediate and longer-term, we see the underlying fundamentals combined with favorable U.S. population demographics compelling in comparison to most other sectors.

Be well,

Daniel R. Omstead
President and Portfolio Manager

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 3

Fund Essentials

Objective of the Fund

The Fund's investment objective is to seek long-term capital appreciation by investing primarily in securities of Life Sciences companies.

Description of the Fund

Tekla Life Sciences Investors (HQL) is a non-diversified closed-end healthcare fund traded on the New York Stock Exchange under the ticker HQL. HQL primarily invests in the life sciences industries and will emphasize the smaller, emerging companies with a maximum of 40% of the Fund's assets in restricted securities of both public and private companies.

Investment Philosophy

Tekla Capital Management LLC, the Investment Adviser to the Fund, believes that:

•  Aging demographics and adoption of new medical products and services can provide long-term tailwinds for healthcare companies

•  Late stage biotechnology product pipeline could lead to significant increases in biotechnology sales

•  Robust M&A activity in healthcare may create additional investment opportunities

Fund Overview and Characteristics as of 3/31/23

Market Price[1]	$13.93
NAV[2]	$16.12
Premium/(Discount)	-13.59%
Average 30 Day Volume	101,158
Net Assets	$422,645,607
Ticker	HQL
NAV Ticker	XHQLX
Commencement of Operations Date	5/8/92
Fiscal Year to Date Distributions Per Share	$0.64

1 The closing price at which the Fund's shares were traded on the exchange.

2 Per-share dollar value of the Fund, calculated by dividing the total value of all the securities in its portfolio, plus any other assets and less liabilities, by the number of Fund shares outstanding.

Holdings of the Fund (Data is based on net assets)

Asset Allocation as of 3/31/23

Sector Diversification as of 3/31/23

This data is subject to change on a daily basis.

4 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

Largest Holdings by Issuer

(Excludes Short-Term Investments)

As of March 31, 2023

(Unaudited)

Issuer – Sector	% of Net Assets
Gilead Sciences, Inc. – Biotechnology	8.7%
Regeneron Pharmaceuticals, Inc. – Biotechnology	8.0%
Amgen, Inc. – Biotechnology	7.2%
Vertex Pharmaceuticals, Inc. – Biotechnology	7.1%
Illumina, Inc. – Life Sciences Tools & Services	4.9%
Biogen, Inc. – Biotechnology	4.1%
AstraZeneca plc – Pharmaceuticals	3.9%
Moderna, Inc. – Biotechnology	3.8%
Seagen, Inc. – Biotechnology	3.8%
BioMarin Pharmaceutical, Inc. – Biotechnology	2.5%
Sarepta Therapeutics, Inc. – Biotechnology	2.4%
Alnylam Pharmaceuticals, Inc. – Biotechnology	2.4%
argenx SE – Biotechnology	1.8%
SPDR S&P Biotech ETF – Exchange Traded Fund	1.6%
Hotspot Therapeutics, Inc. – Biotechnology	1.2%
BioNTech SE – Biotechnology	1.1%
Ascendis Pharma A/S – Biotechnology	1.0%
United Therapeutics Corp. – Biotechnology	1.0%
uniQure N.V. – Biotechnology	1.0%
Jazz Pharmaceuticals plc – Pharmaceuticals	1.0%

Fund Performance

Fund and Benchmark Performance and Other Influencing Factors

HQL is a closed-end fund which invests predominantly in life science companies. Subject to regular consideration, the Trustees of HQL have instituted a policy of making quarterly distributions to shareholders. The Fund seeks to make such distributions in the form of long-term capital gains.

The Fund considers investments in companies of all sizes and in all life science subsectors, including, but not limited to, biotechnology, pharmaceuticals, healthcare equipment, healthcare supplies, life science tools and services, healthcare distributors, managed healthcare, healthcare technology and healthcare facilities. The Fund emphasizes innovation, investing both in public and pre-public venture companies. The Fund considers its venture investments to be a differentiating characteristic. Among the various healthcare subsectors, HQL has considered the biotechnology subsector, including both pre-public and public companies, to be a key contributor to the healthcare sector. The Fund holds biotech assets, including both public and pre-public, often representing 65-80% of net assets.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 5

There is no commonly published index which matches the investment strategy of HQL. The S&P Composite 1500® Health Care Index* (S15HLTH) consists of approximately 180 companies representing most or all of the healthcare subsectors in which HQL typically invests; biotechnology often represents 15-20% of this index. By contrast, the NASDAQ Biotechnology Index®* (NBI), which contains approximately 270 constituents, is much more narrowly constructed. The vast majority of this index is comprised of biotechnology, pharmaceutical and life science tools companies. In recent years, biotechnology has often represented 72-82% of the NBI. Neither the S15HLTH nor NBI indices contain any material amount of pre-public company assets.

Given the circumstances, we present both NAV and stock returns for the Fund in comparison to several commonly published indices. One index, the S&P 500® Index* (SPX), is a commonly considered broad based index; this index is comprised of companies in many areas of the economy, including, but not limited to healthcare. As described above, the NBI is a healthcare index mostly focused in three healthcare sectors with a high level of biotechnology by comparison. The S15HLTH contains a wider representation of healthcare subsectors, but typically contains a much lower biotechnology composition.

HQL generally invests in a combination of large-cap growth-oriented and earlier stage innovative healthcare companies with a focus on the biotechnology sector. Generally, HQL targets biotechnology exposure below that of the NBI and a higher biotechnology exposure than that of the S15HLTH. We note that in recent periods, biotechnology has been a significant contributor to returns (both positive and negative) associated with those indices. We believe this sector continues to have significant potential for growth in the future.

Fund Performance for the Period Ended March 31, 2023

For the six-month period ended March 31, 2023, the Fund net asset value was up 8.8% and market value up 6.7%, including reinvestment of dividends and distributions. Over the same period the NBI rose 9.9%, including reinvestment of dividends.

Period	HQL NAV (%)	HQL MKT (%)	NBI (%)	S15HLTH (%)	SPX (%)
6 month	8.81	6.69	9.91	7.69	15.60
1 year	2.07	-7.64	-0.14	-4.40	-7.75
5 year	4.81	2.45	4.92	11.45	11.17
10 year	8.84	6.93	10.03	12.95	12.23

6 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

Change in the value of a $10,000 investment

Cumulative total return from 3/31/2013 to 3/31/2023

All performance over one-year has been annualized. Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. The NAV total return takes into account the Fund's total annual expenses and does not reflect transaction charges. If transaction charges were reflected, NAV total return would be reduced. All distributions are assumed to be reinvested either in accordance with the dividend reinvestment plan (DRIP) for market price returns or NAV for NAV returns. Until the DRIP price is available from the Plan Agent, the market price returns reflect the reinvestment at the closing market price on the last business day of the month. Once the DRIP is available around mid-month, the market price returns are updated to reflect reinvestment at the DRIP price. The graph and table do not reflect the deduction of taxes a shareholder would pay on fund distributions or the sale of fund shares.

Risk Adjusted NASDAQ Biotechnology Index® computed by The Adviser using Bloomberg data for the NBI and applying the Fund's computed 0.90 beta to NBI performance to reflect the Fund's lower historical risk

Portfolio Management Commentary

The largest positive contribution to Fund relative performance was company stock selection and an underweight allocation to small cap pharmaceutical companies. Two overweight positions in the period that contributed positively to performance were Horizon Therapeutics plc (HZNP), up 76%, and Protagonist Therapeutics, Inc. (PTGX), up 173%. On December 12, 2022, Amgen, Inc. (AMGN) announced its nearly $28 billion acquisition offer (at a 36% premium) for Horizon, which develops treatments for thyroid eye disease. Protagonist stock outperformed when a mid-stage study found its drug achieved a strong treatment effect in psoriasis. The Fund benefited from an underweight allocation to small cap pharmaceutical companies, which returned -26% in the past six months.

The largest negative contribution to Fund relative performance was company stock selection and an underweight allocation to large cap biotech and pharmaceutical companies. One overweight position in the period that contributed negatively to performance was Rallybio Corp. (RLYB), down 61% in the past six months. Rallybio is typical among the group of early stage biotechs that underperformed in the period even though the company itself did not have any significant negative updates. The Fund lost benchmark relative performance being underweight larger and more defensive companies which outperformed small growth companies in the period. We also estimate that the venture portfolio returns lagged the benchmark in the past six months detracting from performance.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 7

Portfolio Highlights as of March 31, 2023

Among other investments, Tekla Life Sciences Investors' performance benefited in the past six-month period by the following:

Horizon Therapeutics plc (HZNP) is a specialty pharmaceuticals company transitioning to a focused orphan disease business model. With 12 marketed therapies, including first-in-class Tepezza for thyroid eye disease, and a pipeline of over 20 programs in development, Horizon was recently acquired by Amgen for $28 billion. The Fund was overweight Horizon which had a strong positive return following Amgen's acquisition offer in December 2022.

Protagonist Therapeutics, Inc. (PTGX) is a clinical-stage biotechnology company developing peptide therapeutics. Protagonist recently announced positive Phase 2 data for its oral psoriasis drug partnered with Johnson & Johnson. The Fund benefited from an overweight position as the stock price outperformed in the period.

Royalty Pharma plc (RPRX) is the largest purchaser of royalty streams in biopharma and acts as a funding source for its partners. The Company's stock price fell in the period due in part to a negative outcome from partner Roche's Ph3 trial in Alzheimer's disease as well as declining royalties on sales of the blood-cancer drug Imbruvica. Additionally, investors appear to have become uncertain about the future royalty stream for Trikafta. Forthcoming data from Vertex Pharmaceuticals, Inc. (VRTX) next-generation cystic fibrosis drug may best Trikafta with royalty payments from this new treatment under dispute. Fund relative performance benefited from an underweight position.

Among other examples, Tekla Life Sciences Investors' performance was negatively impacted by the following investments:

Rallybio Corp. (RLYB) is a clinical stage biotechnology company developing therapies for patients with severe and rare disorders. Its lead candidate, RLYB212, is a monoclonal antibody for the prevention of fetal and neonatal alloimmune thrombocytopenia, a rare condition with no currently approved therapies. In the current risk-off environment, investor interest has shifted away from pre-commercial companies with early-stage assets and no revenue. As a result, the Company's stock underperformed in the period while the Fund was overweight.

G1 Therapeutics, Inc. (GTHX) has developed the therapeutic Cosela which provides myeloprotection for cancer patients undergoing chemotherapy and is currently approved in certain types of lung cancer. Myeloprotection lessens bone marrow damage, a harmful side effect of chemotherapy, and can lead to better cancer treatment outcomes. During the period, the Company reported poor trial results in colorectal cancer and the stock declined while the Fund was overweight. The Company still has several ongoing trials to expand its treatment to other cancer types.

8 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

Moderna, Inc. (MRNA) is a vaccine company based on a new therapeutic modality, messenger RNA. The Company has multiple development programs in the clinic but is most well-known for its commercially successful vaccine candidate targeting the COVID-19 virus. At its peak in summer 2021, Moderna had a market capitalization of nearly $200 billion with roughly $20 billion in COVID-19 vaccines sales expected for 2021 and 2022. While the future path of the COVID-19 pandemic is uncertain, we decided the valuation for Moderna reflected too much optimism on the recurring nature of the booster vaccine business in the next decade. The Fund was underweight Moderna and lost relative performance, as the Company stock price was rewarded for preliminary cancer vaccine data in melanoma during this period.

*The trademarks NASDAQ Biotechnology Index®, S&P Composite 1500® Health Care Index and S&P 500® Index referenced in this report are the property of their respective owners. These trademarks are not owned by or associated with the Fund or its service providers, including Tekla Capital Management LLC.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 9

Schedule of Investments

March 31, 2023 (Unaudited)

	Shares	Value
Convertible Preferreds (Restricted) (a) (b) 7.5%
Biotechnology 4.4%
Arbor Biotechnologies Series B, 8.00%	38,624	$640,000
Arkuda Therapeutics, Inc. Series A, 6.00%	1,008,829	1,783,811
Arkuda Therapeutics, Inc. Series B, 6.00%	447,566	791,386
Flamingo Therapeutics, Inc. Series A3 (c)	107,120	709,809
Hotspot Therapeutics, Inc. Series B, 6.00%	1,291,668	4,186,167
Hotspot Therapeutics, Inc. Series C, 6.00%	284,119	920,801
ImmuneID, Inc. Series A, 8.00%	480,000	960,000
Invetx, Inc. Series A, 8.00%	3,229,167	2,163,865
Invetx, Inc. Series B, 8.00%	1,387,853	930,000
Parthenon Therapeutics, Inc. Series A	248,630	984,615
Priothera Ltd. Series A, 6.00% (c)	152,534	1,654,231
Quell Therapeutics Series B (c)	731,121	1,381,819
ReCode Therapeutics Series B, 5.00%	138,630	1,279,998
		18,386,502
Health Care Equipment & Supplies 0.3%
IO Light Holdings, Inc. Series A2	421,634	1,423,015
Pharmaceuticals 2.8%
Amolyt Pharma SAS Series C (c)	480,841	1,115,950
Aristea Therapeutics, Inc. Series B, 8.00%	290,187	1,600,004
Biotheryx, Inc. Series E, 8.00%	609,524	2,560,001
Curasen Therapeutics, Inc. Series A	7,801,332	3,740,739
Endeavor Biomedicines, Inc. Series B, 8.00%	296,855	1,399,998
HiberCell, Inc. Series B	1,305,163	1,599,999
		12,016,691
Total Convertible Preferreds (Cost $33,299,005)		31,826,208
Common Stocks 89.2%
Biotechnology 74.1%
89bio, Inc. (b)	105,898	1,612,827
Adicet Bio, Inc. (b)	40,329	232,295
Affimed N.V. (b) (c)	208,624	155,550
Alkermes plc (b)	135,706	3,825,552
Alnylam Pharmaceuticals, Inc. (b)	50,776	10,171,448
Altimmune, Inc. (b)	75,000	316,500
ALX Oncology Holdings, Inc. (b)	66,211	299,274
Amgen, Inc.	125,819	30,416,743
Apellis Pharmaceuticals, Inc. (b)	52,609	3,470,090

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

10 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

	Shares	Value
Biotechnology (continued)
ARCA biopharma, Inc. (b)	32,461	$64,597
Arcus Biosciences, Inc. (b)	32,839	598,983
Arcutis Biotherapeutics, Inc. (b)	62,005	682,055
Ardelyx, Inc. (b)	257,406	1,232,975
argenx SE ADR (b)	19,973	7,441,540
Arrowhead Pharmaceuticals, Inc. (b)	34,469	875,513
Ascendis Pharma A/S ADR (b)	41,310	4,429,258
Beam Therapeutics, Inc. (b)	15,817	484,317
BeiGene Ltd. ADR (b)	16,838	3,629,094
Bellicum Pharmaceuticals, Inc. (b)	6,000	1,980
Bicycle Therapeutics plc ADR (b) (d)	88,676	1,886,139
BioCryst Pharmaceuticals, Inc. (b)	202,491	1,688,775
Biogen, Inc. (b)	62,821	17,466,123
Biohaven Ltd. (b)	7,771	106,152
BioMarin Pharmaceutical, Inc. (b)	107,205	10,424,614
BioNTech SE ADR	37,462	4,666,641
Black Diamond Therapeutics, Inc. (b) (d)	41,586	78,598
Blueprint Medicines Corp. (b)	23,566	1,060,234
Bridgebio Pharma, Inc. (b)	26,580	440,696
Caribou Biosciences, Inc. (b)	181,487	963,696
Cerevel Therapeutics Holdings, Inc. (b)	74,161	1,808,787
Chinook Therapeutics, Inc. (b)	38,800	898,220
Corbus Pharmaceuticals Holdings, Inc. (b) (d)	5,143	37,390
Crinetics Pharmaceuticals, Inc. (b)	78,529	1,261,176
CRISPR Therapeutics AG (b) (c)	55,080	2,491,268
Cytokinetics, Inc. (b)	86,944	3,059,559
Denali Therapeutics, Inc. (b)	110,331	2,542,026
Exelixis, Inc. (b)	192,199	3,730,583
Fusion Pharmaceuticals, Inc. (b) (c)	6,511	24,547
Fusion Pharmaceuticals, Inc. (Restricted) (a) (b) (c)	3,256	11,048
G1 Therapeutics, Inc. (b) (d)	223,377	598,650
Galera Therapeutics, Inc. (b)	125,773	321,979
Gilead Sciences, Inc.	441,671	36,645,443
Harpoon Therapeutics, Inc. (b)	259,910	193,425
I-Mab ADR (b)	26,109	90,337
Immunovant, Inc. (b)	115,400	1,789,854
Intellia Therapeutics, Inc. (b)	50,605	1,886,048
Intercept Pharmaceuticals, Inc. (b)	18,630	250,201
Ionis Pharmaceuticals, Inc. (b)	31,341	1,120,127
iTeos Therapeutics, Inc. (b)	45,735	622,453

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 11

	Shares	Value
Biotechnology (continued)
Karuna Therapeutics, Inc. (b)	14,309	$2,599,087
Kura Oncology, Inc. (b)	85,104	1,040,822
Madrigal Pharmaceuticals, Inc. (b)	5,495	1,331,219
Mereo Biopharma Group plc ADR (b) (c)	487,283	344,460
Mersana Therapeutics, Inc. (b)	162,383	667,394
Merus N.V. (b) (c) (d)	69,025	1,270,060
Moderna, Inc. (b)	104,471	16,044,656
Natera, Inc. (b)	49,272	2,735,582
Neurocrine Biosciences, Inc. (b)	38,692	3,916,404
NexGel, Inc. (b)	1,273	1,655
Nkarta, Inc. (b)	28,988	102,907
Novavax, Inc. (b) (d)	26,612	184,421
Praxis Precision Medicines, Inc. (b)	23,594	19,088
Precision BioSciences, Inc. (b)	69,727	52,546
Prometheus Biosciences, Inc. (b)	21,837	2,343,547
Pyxis Oncology, Inc. (b) (d)	226,657	908,895
Rallybio Corp. (b)	377,375	2,154,811
Regeneron Pharmaceuticals, Inc. (b)	40,923	33,625,201
Repare Therapeutics, Inc. (b) (c)	29,150	286,836
Sarepta Therapeutics, Inc. (b)	75,068	10,346,623
Scholar Rock Holding Corp. (b)	40,716	325,728
Seagen, Inc. (b)	78,441	15,881,949
Sutro Biopharma, Inc. (b)	28,965	133,818
Syndax Pharmaceuticals, Inc. (b)	35,378	747,183
Travere Therapeutics, Inc. (b)	156,418	3,517,841
TScan Therapeutics, Inc. (b)	61,943	130,080
Ultragenyx Pharmaceutical, Inc. (b)	22,563	904,776
uniQure N.V. (b) (c)	204,182	4,112,226
United Therapeutics Corp. (b)	18,555	4,155,578
Vaxcyte, Inc. (b)	5,000	187,400
Vectivbio Holding AG (b) (c)	170,554	1,466,764
Vertex Pharmaceuticals, Inc. (b)	95,726	30,160,391
Xenon Pharmaceuticals, Inc. (b) (c)	83,714	2,996,124
Zai Lab Ltd. ADR (b)	12,493	415,517
		313,216,969
Health Care Equipment & Supplies (b) 1.2%
Cercacor Laboratories, Inc. (Restricted) (a)	130,000	246,159
Guardant Health, Inc.	82,442	1,932,441

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

12 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

	Shares	Value
Health Care Equipment & Supplies (continued)
IDEXX Laboratories, Inc.	2,989	$1,494,739
Lantheus Holdings, Inc.	10,384	857,303
Tactile Systems Technology, Inc.	34,432	565,373
		5,096,015
Health Care Providers & Services 0.8%
Charles River Laboratories International, Inc. (b)	14,134	2,852,524
InnovaCare, Inc. Escrow Shares (Restricted) (a)	148,148	18,518
Medpace Holdings, Inc. (b)	2,911	547,414
		3,418,456
Life Sciences Tools & Services 5.4% (b)
Adaptive Biotechnologies Corp.	206,072	1,819,616
Codexis, Inc.	69,125	286,178
Illumina, Inc.	88,297	20,533,467
		22,639,261
Pharmaceuticals 7.7%
AstraZeneca plc ADR (c)	238,720	16,569,555
Edgewise Therapeutics, Inc. (b)	195,025	1,300,817
Eli Lilly & Co.	9,361	3,214,755
Endo International plc (b)	29,100	2,037
Fulcrum Therapeutics, Inc. (b)	58,537	166,830
Intra-Cellular Therapies, Inc. (b)	52,352	2,834,861
IQVIA Holdings, Inc. (b)	1,647	327,572
Jazz Pharmaceuticals plc (b)	27,751	4,060,804
Marinus Pharmaceuticals, Inc. (b) (d)	138,935	958,651
Mirati Therapeutics, Inc. (b)	22,852	849,637
Oculis Holding AG (Restricted) (a) (c)	236,704	1,546,624
Reata Pharmaceuticals, Inc. Class A (b)	6,300	572,796
Spectrum Pharmaceuticals, Inc. (b)	34,880	26,160
Tetraphase Pharmaceuticals, Inc. CVR (a) (b)	14,218	853
Theseus Pharmaceuticals, Inc. (b)	23,250	206,460
VYNE Therapeutics, Inc. (b) (d)	2,255	6,945
		32,645,357
Total Common Stocks (Cost $330,688,102)		377,016,058
Exchange Traded Fund (b) (d) 1.7%
SPDR S&P Biotech ETF	90,677	6,910,494
Total Exchange Traded Fund (Cost $6,888,394)		6,910,494

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 13

	Principal Amount	Value
Short-Term Investments 2.8%
Repurchase Agreement, Fixed Income Clearing Corp., repurchase value $2,646,318, 1.44%, dated 03/31/23, due 04/03/23 (collateralized by U.S. Treasury Note 2.625%, due 04/15/25, market value $2,698,948)	$2,646,000	$2,646,000
	Shares
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 4.67% (e)	9,332,342	9,332,342
Total Short-Term Investments (Cost $11,978,342)		11,978,342
Total Investments Before Milestone Interests 101.2% (Cost $382,853,843)		427,731,102
	Interests
Milestone Interests (Restricted) (a) (b) 1.2%
Biotechnology 0.0%
Amphivena Milestone Interest	1	0
Rainier Therapeutics Milestone Interest	1	115,597
Therachon Milestone Interest	1	0
		115,597
Health Care Equipment & Supplies 0.0%
Therox Milestone Interest	1	727
Pharmaceuticals 1.2%
Afferent Milestone Interest	1	112,657
Ethismos Research Milestone Interest	1	0
Impact Biomedicines Milestone Interest	1	1,196,825
Neurovance Milestone Interest	1	3,485,188
		4,794,670
Total Milestone Interests (Cost $4,728,286)		4,910,994
Total Investments 102.4% (Cost $387,582,129)		432,642,096
Other Liabilities in Excess Of Assets (2.4)%		(9,996,489)
Net Assets 100%		$422,645,607

The percentage shown for each investment category in the Schedule of Investments is based on net assets.

(a)  Security fair valued using significant unobservable inputs. See Investment Valuation and Fair Value Measurements.

(b)  Non-income producing security.

(c)  Foreign security.

(d)  All or a portion of this security is on loan as of March 31, 2023. See Note 1.

(e)  This security represents the investment of cash collateral received for securities lending and is a registered investment company advised by State Street Global Advisors. The rate shown is the annualized seven-day yield as of March 31, 2023.

ADR  American Depository Receipt

CVR  Contingent Value Right

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

14 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

Financial statements

STATEMENT OF ASSETS AND LIABILITIES MARCH 31, 2023 (Unaudited)

ASSETS
Investments, at value (cost $382,853,843), including $8,828,522 of securities loaned	$427,731,102
Milestone interests, at value (cost $4,728,286)	4,910,994
Total investments	432,642,096
Cash	822
Dividends and interest receivable	9,076
Securities lending income receivable	3,742
Prepaid expenses	33,191
Other assets (see Note 1)	189
Total assets	432,689,116
LIABILITIES
Payable upon return of securities loaned	9,332,342
Accrued advisory fee	387,816
Accrued investor support service fees	17,214
Accrued shareholder reporting fees	75,014
Accrued trustee fees	4,586
Accrued other	226,537
Total liabilities	10,043,509
Commitments and Contingencies (see Notes 1 and 4)
NET ASSETS	$422,645,607
SOURCES OF NET ASSETS CONSIST OF
Shares of beneficial interest, par value $.01 per share, unlimited number of shares authorized, amount paid in on 26,212,047 shares issued and outstanding	$262,120
Additional paid-in-capital	395,549,898
Total distributable earnings (loss)	26,833,589
Total net assets (equivalent to $16.12 per share based on 26,212,047 shares outstanding)	$422,645,607

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 15

STATEMENT OF OPERATIONS SIX-MONTHS ENDED MARCH 31, 2023 (Unaudited)

INVESTMENT INCOME
Dividend income	$1,549,371
Non-cash dividend income	325,571
Interest and other income	38,054
Securities lending, net	16,275
Total investment income	1,929,271
EXPENSES
Advisory fees	2,269,484
Investor support service fees	104,308
Legal fees	80,278
Trustees' fees and expenses	80,113
Shareholder reporting	73,488
Professional services fees	64,484
Custodian fees	50,783
Administration fees	47,925
Transfer agent fees	27,576
Other (see Note 2)	71,580
Total expenses	2,870,019
Net investment loss	(940,748)
REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on
Investments	7,891,673
Foreign currency transactions	1,294
Net realized gain	7,892,967
Net change in unrealized appreciation (depreciation) on
Investments	27,625,994
Milestone interests	(775,260)
Net change in unrealized appreciation (depreciation)	26,850,734
Net realized and unrealized gain (loss)	34,743,701
Net increase in net assets resulting from operations	$33,802,953

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

16 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

STATEMENTS OF CHANGES IN NET ASSETS

	Six-months ended March 31, 2023 (Unaudited)	Year ended September 30, 2022
INCREASE (DECREASE) IN NET ASSETS; FROM OPERATIONS
Net investment loss	($940,748)	($2,990,128)
Net realized gain	7,892,967	28,845,858
Change in net unrealized appreciation (depreciation)	26,850,734	(130,458,830)
Net increase (decrease) in net assets resulting from operations	33,802,953	(104,603,100)
DISTRIBUTIONS TO SHAREHOLDERS (See Note 1)	(16,518,182)	(36,750,548)
CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions (532,411 and 1,011,254 shares, respectively)	7,458,479	15,815,797
Total capital share transactions	7,458,479	15,815,797
Net increase (decrease) in net assets	24,743,250	(125,537,851)
NET ASSETS
Beginning of period	397,902,357	523,440,208
End of period	$422,645,607	$397,902,357

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 17

Financial highlights

	Six-months ended March 31, 2023		Years ended September 30,
	(Unaudited)		2022	2021	2020	2019	2018
OPERATING PERFORMANCE PER SHARE
Net asset value per share, Beginning of period	$15.49		$21.22	$20.25	$16.55	$21.22	$21.62
Net investment loss (1)	(0.04)		(0.12)	(0.17)	(0.09)	(0.13)	(0.16)
Net realized and unrealized gain (loss)	1.31		(4.14)	2.83	5.25	(3.06)	1.39
Total increase (decrease) from investment operations	1.27		(4.26)	2.66	5.16	(3.19)	1.23
Distributions to shareholders from
Net investment income	—		(0.03)	(0.42)	—	(0.13)	(0.38	)(2)
Net realized capital gains	(0.64)		(1.44)	(1.27)	(1.47)	(1.36)	(1.25	)(2)
Total distributions	(0.64)		(1.47)	(1.69)	(1.47)	(1.49)	(1.63)
Increase resulting from shares repurchased (1)	—		—	—	0.01	0.01	—
Net asset value per share, end of period	$16.12		$15.49	$21.22	$20.25	$16.55	$21.22
Per share market value, end of period	$13.93		$13.66	$20.80	$17.58	$15.10	$20.42
Total investment return at market value	6.69	%*	(27.97%)	28.32%	27.50%	(18.86%)	3.31%
Total investment return at net asset value	8.81	%*	(19.88%)	13.65%	34.00%	(14.38%)	6.61%
RATIOS
Net investment loss to average net assets	(0.45	%)**	(0.68%)	(0.80%)	(0.47%)	(0.70%)	(0.81%)
Expenses to average net assets	1.36	%**	1.38%	1.24%	1.22%	1.29%	1.25%
SUPPLEMENTAL DATA
Net assets at end of period (in millions)	$423		$398	$523	$484	$384	$475
Portfolio turnover rate	16.67	%*	41.52%	62.37%	51.27%	43.78%	37.49%

*  Not annualized.

**  Annualized.

(1)  Computed using average shares outstanding.

(2)  Amount previously presented incorrectly as solely distributions from net realized capital gains has been revised to reflect the proper classification.

THE ACCOMPANYING NOTES ARE AN INTEGRAL PART OF THESE FINANCIAL STATEMENTS.

18 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

Notes to financial statements MARCH 31, 2023 (Unaudited)

(1)  Organization and Significant Accounting Policies

Tekla Life Sciences Investors (the Fund) is a Massachusetts business trust formed on February 20, 1992, and registered under the Investment Company Act of 1940 as a non-diversified closed-end management investment company. The Fund commenced operations on May 8, 1992. The Fund's investment objective is long-term capital appreciation through investment in U.S. and foreign companies in the life sciences industry (including biotechnology, pharmaceutical, diagnostics, managed healthcare and medical equipment, hospitals, healthcare information technology and services, devices and supplies), agriculture and environmental management. The Fund invests primarily in securities of public and private companies that are believed by the Fund's Investment Adviser, Tekla Capital Management LLC (the Adviser), to have significant potential for above-average growth. The Fund may invest up to 20% of its net assets in securities of foreign issuers, expected to be located primarily in Western Europe, Canada and Japan, and securities of U.S. issuers that are traded primarily in foreign markets.

The preparation of these financial statements requires the use of certain estimates by management in determining the Fund's assets, liabilities, revenues and expenses. Actual results could differ from these estimates and such differences could be material. The following is a summary of significant accounting policies followed by the Fund, which are in conformity with accounting principles generally accepted in the United States of America (GAAP). The Fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board Accounting Standards Codification 946. Events or transactions occurring after March 31, 2023, through the date that the financial statements were issued, have been evaluated in the preparation of these financial statements.

The market value of the Fund's investments will move up and down, sometimes rapidly and unpredictably, based upon political, regulatory, market, economic and social conditions, as well as developments that impact specific economic sectors, industries or segments of the market, including conditions that directly relate to the issuers of the Fund's investments, such as management performance, financial condition and demand for the issuers' goods and services. The Fund is subject to the risk that geopolitical events will adversely affect global economies and markets. War, terrorism and related geopolitical events have led, and in the future may lead, to increased short-term market volatility and may have adverse long-term effects on global economies and markets. Likewise, natural and environmental disasters and epidemics or pandemics may be highly disruptive to economies and markets. This means that the Fund may lose money on its investment due to unpredictable drops in a security's value or periods of below-average performance in a given security or in the securities market as a whole.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 19

Investment Valuation

Shares of publicly traded companies listed on national securities exchanges or trading in the over-the-counter market are typically valued at the last sale price as of the close of trading, generally 4 p.m. Eastern Time. The Board of Trustees of the Fund (the Trustees) has established and approved fair valuation policies and procedures with respect to securities for which quoted prices may not be available or which do not reflect fair value. Convertible, corporate and government bonds are valued using a third-party pricing service. Convertible bonds are valued using this pricing service only on days when there is no sale reported. Restricted securities of companies that are publicly traded are typically valued based on the closing market quote on the valuation date adjusted for the impact of the restriction as determined in good faith by the Adviser also using fair valuation policies and procedures approved by the Trustees described below. Non-exchange traded warrants of publicly traded companies are generally valued using the Black-Scholes model, which incorporates both observable and unobservable inputs. Short-term investments with a maturity of 60 days or less are generally valued at amortized cost, which approximates fair value.

Convertible preferred shares, warrants or convertible note interests in private companies, milestone interests and other restricted securities, as well as shares of publicly traded companies for which market quotations are not readily available, such as stocks for which trading has been halted or for which there are no current day sales, or which do not reflect fair value, are typically valued in good faith, based upon the recommendations made by the Adviser pursuant to fair valuation policies and procedures approved by the Trustees.

The Adviser has a Valuation Sub-Committee comprised of senior management which reports to the Valuation Committee of the Board at least quarterly. Each fair value determination is based on a consideration of relevant factors, including both observable and unobservable inputs. Observable and unobservable inputs the Adviser considers may include (i) the existence of any contractual restrictions on the disposition of securities; (ii) information obtained from the company, which may include an analysis of the company's financial statements, products, intended markets or technologies; (iii) the price of the same or similar security negotiated at arm's length in an issuer's completed subsequent round of financing; (iv) the price and extent of public trading in similar securities of the issuer or of comparable companies; or (v) a probability and time value adjusted analysis of contractual terms. Where available and appropriate, multiple valuation methodologies are applied to confirm fair value. Significant unobservable inputs identified by the Adviser are often used in the fair value determination. A significant change in any of these inputs may result in a significant change in the fair value measurement. Due to the uncertainty inherent in the valuation process, such estimates of fair value may differ significantly from the values that would have been used had a ready market for the investments existed, and differences could be material. Additionally, changes in the market environment and other events that may occur over the

20 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

life of the investments may cause the gains or losses ultimately realized on these investments to be different from the valuations used at the date of these financial statements.

Milestone Interests

The Fund holds financial instruments which reflect the current value of future milestone payments the Fund may receive as a result of contractual obligations from other parties. The value of such payments are adjusted to reflect the estimated risk based on the relative uncertainty of both the timing and the achievement of individual milestones. A risk to the Fund is that the milestones will not be achieved and no payment will be received by the Fund. The milestone interests were received as part of the proceeds from the sale of six private companies. Any payments received are treated as a reduction of the cost basis of the milestone interests with payments received in excess of the cost basis treated as a realized gain. The contractual obligations with respect to the milestone interests provide for payments at various stages of the development of Afferent, Amphivena, Ethismos Research, Impact Biomedicines, Neurovance, Rainier Therapeutics, Therachon and Therox's principal product candidate as of the date of the sale.

The following is a summary of the impact of the milestone interests on the financial statements as of and for the six-months ended March 31, 2023:

Statement of Assets and Liabilities, Milestone interests, at value	$4,910,994
Statement of Assets and Liabilities, Total distributable earnings	$182,708
Statement of Operations, Change in unrealized appreciation (depreciation) on Milestone interests	($775,260)

Options on Securities

An option contract is a contract in which the writer (seller) of the option grants the buyer of the option, upon payment of a premium, the right to purchase from (call option) or sell to (put option) the writer a designated instrument at a specified price within a specified period of time. Certain options, including options on indices, will require cash settlement by the Fund if the option is exercised.

The Fund's obligation under an exchange traded written option or investment in an exchange traded purchased option is valued at the last sale price or in the absence of a sale, the mean between the closing bid and asked prices. Gain or loss is recognized when the option contract expires, is exercised or is closed.

If the Fund writes a covered call option, the Fund foregoes, in exchange for the premium, the opportunity to profit during the option period from an increase in the market value of the underlying security above the exercise price. If the Fund writes a put option it accepts the risk of a decline in the market value of the underlying security below the exercise price. Over-the-counter options have the risk of the potential inability of counterparties to meet

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 21

the terms of their contracts. The Fund's maximum exposure to purchased options is limited to the premium initially paid. In addition, certain risks may arise upon entering into option contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out an option contract prior to the expiration date and that a change in the value of the option contract may not correlate exactly with changes in the value of the securities or currencies hedged.

All options on securities and securities indices written by the Fund are required to be covered. When the Fund writes a call option, this means that during the life of the option the Fund may own or have the contractual right to acquire the securities subject to the option or may maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the market value of the securities underlying the option. When the Fund writes a put option, this means that the Fund will maintain with the Fund's custodian in a segregated account appropriate liquid securities in an amount at least equal to the exercise price of the option.

There were no outstanding call options written and put options purchased for the six-months ended March 31, 2023.

Other Assets

Other assets in the Statement of Assets and Liabilities consists of amounts due to the Fund at various times in the future in connection with the sale of investments in one private company.

Investment Transactions and Income

Investment transactions are recorded on a trade date basis. Gains and losses from sales of investments are recorded using the "identified cost" method. Interest income is recorded on the accrual basis, adjusted for amortization of premiums and accretion of discounts. Dividend income is recorded on the ex-dividend date, less any foreign taxes withheld. Upon notification from issuers, some of the dividend income received may be redesignated as a reduction of cost of the related investment if it represents a return of capital. Stock dividends are reflected as non-cash dividend income on the Statement of Operations.

The aggregate cost of purchases and proceeds from sales of investment securities (other than short-term investments) for the six-months ended March 31, 2023 totaled $76,493,420 and $69,687,115, respectively.

Securities Lending

The Fund may lend its securities to approved borrowers to earn additional income. The Fund receives cash collateral from the borrower and the initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded

22 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

on U.S. exchanges, and a value of at least 105% for all other securities. The Fund will invest its cash collateral in State Street Institutional U.S. Government Money Market Fund (SAHXX), which is registered with the Securities and Exchange Commission (SEC) as an investment company. SAHXX invests substantially all of its assets in the State Street U.S. Government Money Market Portfolio. The Fund will receive the benefit of any gains and bear any losses generated by SAHXX with respect to the cash collateral.

The Fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the Fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of SAHXX.

Although the risk of loss on securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the Fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The Fund receives compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the Fund is net of fees retained by the securities lending agent. Net income received from SAHXX is a component of securities lending income as recorded on the Statement of Operations.

Obligations to repay collateral received by the Fund are shown on the Statement of Assets and Liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of March 31, 2023 the Fund loaned securities valued at $8,828,522 and received $9,332,342 of cash collateral.

Repurchase Agreements

In managing short-term investments the Fund may from time to time enter into transactions in repurchase agreements. In a repurchase agreement, the Fund's custodian takes possession of the underlying collateral securities from the counterparty, the market value of which is at least equal to the principal, including accrued interest, of the repurchase transaction at all times. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral by the Fund may be delayed. The Fund may enter into repurchase transactions with any broker, dealer, registered clearing agency or bank. Repurchase agreement transactions are not counted for purposes of the limitations imposed on the Fund's investment in debt securities.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 23

Distribution Policy

Pursuant to a Securities and Exchange Commission exemptive order, the Fund may make periodic distributions that include capital gains as frequently as 12 times in any one taxable year in respect of its common shares, and the Fund has implemented a managed distribution policy (the Policy) providing for quarterly distributions at a rate set by the Trustees. Under the current Policy, the Fund intends to make quarterly distributions at a rate of 2% of the Fund's net assets to shareholders of record. The Fund intends to use net realized capital gains when making quarterly distributions, if available, but the Policy would result in a return of capital to shareholders if the amount of the distribution exceeds the Fund's net investment income and realized capital gains. If taxable income and net long-term realized gains exceed the amount required to be distributed under the Policy, the Fund will at a minimum make distributions necessary to comply with the requirements of the Internal Revenue Code. The Policy has been established by the Trustees and may be changed by them without shareholder approval. The Trustees regularly review the Policy and the frequency and rate of distribution considering the purpose and effect of the Policy, the financial market environment, and the Fund's income, capital gains and capital available to pay distributions.

The Fund's policy is to declare quarterly distributions in stock. The distributions are automatically paid in newly-issued full shares of the Fund unless otherwise instructed by the shareholder. Fractional shares will generally be settled in cash, except for registered shareholders with book entry accounts of the Fund's transfer agent who will have whole and fractional shares added to their accounts. The Fund's transfer agent delivers an election card and instructions to each registered shareholder in connection with each distribution. The number of shares issued will be determined by dividing the dollar amount of the distribution by the lower of net asset value or market price on the pricing date. If a shareholder elects to receive a distribution in cash, rather than in shares, the shareholder's relative ownership in the Fund will be reduced. The shares reinvested will be valued at the lower of the net asset value or market price on the pricing date. Distributions in stock will not relieve shareholders of any federal, state or local income taxes that may be payable on such distributions. Additional distributions, if any, made to satisfy requirements of the Internal Revenue Code may be paid in stock, as described above, or in cash.

Share Repurchase Program

In March 2023, the Trustees approved the renewal of the repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares in the open market for a one-year period ending July 14, 2024. Prior to this renewal, in March 2022, the Trustees approved the renewal of the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2023. The share repurchase program is intended to enhance shareholder value and potentially reduce the discount between the market price of the Fund's shares and the Fund's net asset value.

24 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

During the six-months ended March 31, 2023 and the year ended September 30, 2022, the Fund did not repurchase any shares through the repurchase program.

Federal Taxes

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute to its shareholders substantially all of its taxable income and its net realized capital gains, if any. Therefore, no Federal income or excise tax provision is required.

As of March 31, 2023, the Fund had no uncertain tax positions that would require financial statement recognition or disclosure. The Fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distributions

The Fund records all distributions to shareholders on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from GAAP. These differences include temporary and permanent differences from losses on wash sale transactions, passive foreign investment companies transactions, installment sale adjustments, foreign currency gains and losses, book to tax difference due to merger, net operating losses and partnership basis adjustments. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution under income tax regulations.

The cumulative distributions paid this fiscal year-to-date are currently estimated to be from the following sources: net investment income, net realized short-term capital gains, and return of capital or other capital source. The amounts and sources of distributions are only estimates and not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon the Fund's investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations.

Commitments and Contingencies

Under the Fund's organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund's maximum exposure under these agreements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 25

Investor Support Services

The Fund has retained Destra Capital Advisors LLC (Destra) to provide investor support services in connection with the ongoing operation of the Fund. The Fund pays Destra a fee in an annual amount equal to 0.05% of the average aggregate daily value of the Fund's Managed Assets pursuant to the investor support services agreement.

(2)  Investment Advisory and Other Affiliated Fees

The Fund has entered into an Investment Advisory Agreement (the Advisory Agreement) with the Adviser. Pursuant to the terms of the Advisory Agreement, the Fund pays the Adviser a monthly fee at the rate when annualized of (i) 2.50% of the average net assets for the month of its venture capital and other restricted securities up to 25% of net assets and (ii) for all other net assets, 0.98% of the average net assets up to $250 million, 0.88% of the average net assets for the next $250 million, 0.80% of the average net assets for the next $500 million and 0.70% of the average net assets thereafter. The aggregate fee would not exceed a rate when annualized of 1.36%.

The Fund has entered into a Services Agreement (the Agreement) with the Adviser. Pursuant to the terms of the Agreement, the Fund reimburses the Adviser for certain services related to a portion of the payment of salary and provision of benefits to the Fund's Chief Compliance Officer. During the six-months ended March 31, 2023, these payments amounted to $26,168 and are included in the Other category of expenses in the Statement of Operations, together with insurance and other expenses incurred to unaffiliated entities. Expenses incurred pursuant to the Agreement as well as certain expenses paid for by the Adviser are allocated to the Fund in an equitable fashion as approved by the Trustees or officers of the Fund who are also officers of the Adviser.

The Fund pays compensation to Independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The Fund does not pay compensation directly to Trustees or officers of the Fund who are also officers of the Adviser.

(3)  Fair Value Measurements

The Fund uses a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels. Level 1 includes quoted prices in active markets for identical investments. Level 2 includes prices determined using other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.). The independent pricing vendor may value bank loans and debt securities at an evaluated bid price by employing methodologies that utilize actual market transactions, broker-supplied valuations, and/or other methodologies designed to identify the market value for such securities and such securities are considered Level 2 in the fair value hierarchy. Level 3

26 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

includes prices determined using significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). These inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the six-month period ended March 31, 2023, there were no transfers between levels.

The following is a summary of the levels used as of March 31, 2023 to value the Fund's investments.

Assets at Value	Level 1	Level 2	Level 3	Total
Convertible Preferreds
Biotechnology	$—	$—	$18,386,502	$18,386,502
Health Care Equipment & Supplies	—	—	1,423,015	1,423,015
Pharmaceuticals	—	—	12,016,691	12,016,691
Common Stocks
Biotechnology	313,205,921	11,048	—	313,216,969
Health Care Equipment & Supplies	4,849,856	—	246,159	5,096,015
Health Care Providers & Services	3,399,938	—	18,518	3,418,456
Life Sciences Tools & Services	22,639,261	—	—	22,639,261
Pharmaceuticals	31,097,880	1,547,477	—	32,645,357
Exchange Traded Fund	6,910,494	—	—	6,910,494
Short-term Investments	9,332,342	2,646,000	—	11,978,342
Milestone Interests
Biotechnology	—	—	115,597	115,597
Health Care Equipment & Supplies	—	—	727	727
Pharmaceuticals	—	—	4,794,670	4,794,670
Other Assets	—	—	189	189
Total	$391,435,692	$4,204,525	$37,002,068	$432,642,285

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 27

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Investment in Securities	Balance as of September 30, 2022		Net realized gain (loss) and change in unrealized appreciation (depreciation)	Cost of purchases and conversions	Proceeds from sales and conversions	Net transfers into (out of) Level 3	Balance as of March 31, 2023
Convertible Preferreds
Biotechnology	$19,442,876		($147,831)	$422,562	($1,331,105)	$—	$18,386,502
Health Care Equipment & Supplies	1,423,015		(753)	753	—	—	1,423,015
Pharmaceuticals	11,406,061		(651,766)	1,262,396	—	—	12,016,691
Convertible Notes
Biotechnology	0	*	—	—	—	—	—
Common Stocks
Health Care Equipment & Supplies	502,845		(256,686)	—	—	—	246,159
Health Care Providers & Services	37,689		4,351	—	(23,522)	—	18,518
Milestone Interests
Biotechnology	657,235		(541,638)	—	—	—	115,597
Health Care Equipment & Supplies	727		—	—	—	—	727
Pharmaceuticals	5,028,292		(233,622)	—	—	—	4,794,670
Other Assets	189		—	—	—	—	189
Total	$38,498,929		($1,827,945)	$1,685,711	($1,354,627)	$—	$37,002,068
Net change in unrealized appreciation (depreciation) from investments still held as of March 31, 2023							($1,566,440)

* Represents security valued at zero.

28 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

The following is a quantitative disclosure about significant unobservable inputs used in the determination of the fair value of Level 3 assets.

	Fair Value at March 31, 2023	Valuation Technique	Unobservable Input	Range (Weighted Average)
Common Stocks	$246,159	Market approach	Discount for lack of marketability Revenue allocation	50.00% (50.00%)
	18,518	Probability adjusted value	Probability of events Timing of events	50.00%-100.00% (50.00%) 1.00-2.50 (1.00) years
Convertible Preferreds	31,826,208	Transaction Price	(a)	N/A
Milestone Interests	4,910,994	Probability adjusted value	Probability of events Timing of events	0.00%-100.00% (72.22%) 0.00-14.75 (3.37) years
Other Assets	189	Probability adjusted value	Probability of events Timing of events	95.00% (95.00%) 5.75 (5.75) years
	$37,002,068

(a) The valuation technique used as a basis to approximate fair value of these investments is based on a transaction price or subsequent financing rounds.

(4)  Private Companies and Other Restricted Securities

The Fund may invest in private companies and other restricted securities if these securities would currently comprise 40% or less of net assets. The value of these securities represented 9% of the Fund's net assets at March 31, 2023.

At March 31, 2023, the Fund had a commitment of $1,563,325 relating to additional investments in four private companies.

The following table details the acquisition date, cost, carrying value per unit, and value of the Fund's private companies and other restricted securities at March 31, 2023. The Fund on its own does not have the right to demand that such securities be registered.

Security#	Acquisition Date	Cost	Carrying Value per Unit	Value
Afferent Milestone Interest	07/27/16	$161,871	$112,657.00	$112,657
Amolyt Pharma SAS Series C Cvt. Pfd	01/25/23	1,125,854	2.32	1,115,950
Amphivena Milestone Interest	10/18/22	0	0.00	0
Arbor Biotechnologies Series B Cvt. Pfd	10/29/21	643,318	16.57	640,000
Aristea Therapeutics, Inc. Series B Cvt. Pfd	07/27/21	1,600,004	5.51	1,600,004

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT29

Security#	Acquisition Date	Cost	Carrying Value per Unit	Value
Arkuda Therapeutics, Inc.
Series A Cvt. Pfd	05/16/19, 04/02/20, 07/15/21	$2,403,867	$1.77	$1,783,811
Series B Cvt. Pfd	01/24/22, 01/23/23	792,030	1.77	791,386
Biotheryx, Inc. Series E Cvt. Pfd	05/19/21	3,206,621	4.20	2,560,001
Cercacor Laboratories, Inc. Common	03/31/98†	0	1.89	246,159
Curasen Therapeutics, Inc. Series A Cvt. Pfd	09/18/18, 01/07/20, 10/21/21, 11/01/22	3,742,602	0.48	3,740,739
Endeavor Biomedicines, Inc. Series B Cvt. Pfd	01/21/22	1,401,736	4.72	1,399,998
Ethismos Research Milestone Interest	10/31/17	0	0.00	0
Flamingo Therapeutics, Inc. Series A3 Cvt. Pfd	04/21/20, 10/28/20†	2,469,343	6.63	709,809
Fusion Pharmaceuticals, Inc. Common	09/20/22	0	3.39	11,048
HiberCell, Inc. Series B Cvt. Pfd	05/05/21	1,603,268	1.23	1,599,999
Hotspot Therapeutics, Inc.
Series B Cvt. Pfd	04/22/20, 06/17/21	3,107,213	3.24	4,186,167
Series C Cvt. Pfd	11/15/21	922,387	3.24	920,801
ImmuneID, Inc. Series A Cvt. Pfd	04/28/21	962,127	2.00	960,000
Impact Biomedicines Milestone Interest	7/20/10	0	1,196,825.00	1,196,825
InnovaCare, Inc. Escrow Shares Common	12/21/12†	25,638	0.13	18,518
Invetx, Inc.
Series A Cvt. Pfd	08/06/20	1,551,319	0.67	2,163,865
Series B Cvt. Pfd	03/28/22	930,567	0.67	930,000
IO Light Holdings, Inc. Series A2 Cvt. Pfd	04/30/20, 05/17/21, 09/15/21†	1,395,511	3.38	1,423,015
Neurovance Milestone Interest	03/20/17	3,417,500	3,485,188.00	3,485,188
Oculis Holding AG Common	03/06/23	1,989,877	6.53	1,546,624
Parthenon Therapeutics, Inc. Series A Cvt. Pfd	08/12/21	984,760	3.96	984,615
Priothera Ltd. Series A Cvt. Pfd	10/07/20, 10/19/21	1,779,800	10.85	1,654,231
Quell Therapeutics Series B Cvt. Pfd	11/29/21, 03/23/22	1,391,039	1.89	1,381,819
Rainier Therapeutics Milestone Interest	09/28/21	126,278	115,597.00	115,597
ReCode Therapeutics Series B Cvt. Pfd	10/12/21, 02/16/22	1,285,639	9.23	1,279,998
Therachon Milestone Interest	07/01/19	1,017,671	0.00	0
Therox Milestone Interest	06/18/19	4,966	727.00	727
		$40,042,806		$38,559,551

#  See Schedule of Investments and corresponding footnotes for more information on each issuer.

†  Interest received as part of a corporate action for a previously owned security.

30 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

INVESTMENT ADVISORY AGREEMENT APPROVAL

The Investment Advisory Agreement (the Advisory Agreement) between the Fund and the Adviser continues in effect so long as its continuance is approved at least annually by (i) the Trustees of the Fund and (ii) a majority of the Trustees of the Fund who are not interested persons (the Independent Trustees), by vote cast in person at a meeting called for the purpose of voting on such approval.

After considering the matter in a meeting held on March 16, 2023, the Board, and the Independent Trustees voting separately, determined that the terms of the Advisory Agreement are fair and reasonable and approved the continuance of the Advisory Agreement as being in the best interests of the Fund and its shareholders. In making its determination, the Board considered materials that were specifically prepared by the Adviser and by an independent data provider at the request of the Board and Fund counsel for purposes of the contract review process, including comparisons of (i) the Fund's performance both directly and on a risk adjusted basis to a benchmark, the NASDAQ Biotechnology Index® (NBI), and to a peer universe of other investment companies, (ii) the Fund's expenses and expense ratios to those of a peer group of other investment companies, and (iii) the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers. The Trustees took into account that substantially all of the Adviser's business consists of providing investment management services to Tekla Life Sciences Investors, Tekla Healthcare Investors, Tekla Healthcare Opportunities Fund and Tekla World Healthcare Fund and the Adviser does not derive any significant benefit from its relationship with the Fund other than receipt of advisory fees pursuant to the Advisory Agreement, market research and potential marketing exposure for the Adviser. The Board also received and reviewed information throughout the year about the portfolio performance, the investment strategy, the portfolio management team and various fees and expenses of the Fund. In their deliberations, the Independent Trustees had the opportunity to meet privately without representatives of the Adviser present and were represented throughout the process by counsel to the Independent Trustees and the Fund.

In approving the Advisory Agreement, the Board considered, among other things, the nature, extent, and quality of the services to be provided by the Adviser, the investment performance of the Fund and the Adviser, the costs of services provided and profits realized by the Adviser and its affiliates, and whether fee levels reflect any economies of scale for the benefit of Fund shareholders and the extent to which economies of scale would be realized as the Fund grows. The Board reviewed information about the foregoing factors and considered changes, if any, in such information since its previous approval. The Board also evaluated the financial strength of the Adviser and the capability of the personnel of the Adviser, specifically the strength and background of its investment analysts. Fund counsel provided the Board with the statutory and regulatory requirements for approval and disclosure of investment advisory agreements. The Board, including the Independent Trustees, evaluated all of the foregoing and, considering all factors together, determined in the exercise of its business judgment that

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 31

the continuance of the Advisory Agreement is in the best interests of the Fund and its shareholders. The following provides more detail on certain factors considered by the Trustees and the Board's conclusions with respect to each such factor.

The nature, extent and quality of the services to be provided by the Adviser. On a regular basis the Board considers the roles and responsibilities of the Adviser as a whole, along with specific portfolio management, support and trading functions the Adviser provides to the Fund. The Trustees considered the nature, extent and quality of the services provided by the Adviser to the Fund. The Trustees continue to be satisfied with the quality and value of the investment advisory services provided to the Fund by the Adviser, and, in particular, the management style and discipline followed by the Adviser and the quality of the Adviser's research, trading, portfolio management, compliance and administrative personnel. The Trustees also took into account the Adviser's significant investment in its business through the addition of portfolio management and administrative staff over the last several years and the Adviser's commitment to continue to build out its infrastructure as future circumstances require.

The investment performance of the Fund and the Adviser. On a regular basis the Board reviews performance information of the Fund and discusses the Fund's investment strategy with the Adviser. The Trustees reviewed performance information for the Fund for the past one-, three-, five- and ten-year periods ended December 31, 2022, as compared to its benchmark, the NBI, and a peer universe of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the performance information reviewed reflects a view of the Fund's performance only as of a certain date, and that the results might be significantly different if a different date was selected to generate the performance information. Additionally, the Trustees recognized that longer periods of performance for the Fund may be adversely and disproportionately affected by significant underperformance in one more recent period, and that such underperformance may be caused by a small number of investment decisions or positions.

Unlike many other broader-based healthcare indices, the NBI contains high levels of biotechnology-based companies. Over time, this index has demonstrated higher returns, but has also demonstrated higher price volatility than the broad S&P 500® Index. The Adviser seeks to operate the Fund at a biotechnology exposure level that is higher than many other indices and Funds but at a level that is below that of the NBI. The Adviser also seeks to operate the Fund at lower volatility than that of the NBI. In the current reporting period, the Adviser sought to do so by limiting exposure to biotechnology relative to the NBI and also by maintaining a higher exposure to large biotechnology companies (which exhibit relatively lower volatility) close to the level present in the NBI and lower exposure to small and mid-capitalization biotechnology companies than is present in the NBI.

32 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

The Trustees noted the Fund's absolute performance for the one-, three-, five- and ten-year periods ended December 31, 2022. In particular, the Trustees noted that on a net asset value basis, the Fund returned -7.52% for the one-year period and had annualized returns of 3.50% for the three-year period, 5.20% for the five-year period and 10.37% for the ten-year period. The Trustees also noted that on a net asset value basis, as of December 31, 2022, the Fund outperformed the NBI for the one-year period, slightly underperformed the NBI for the three- and five-year periods and underperformed the NBI for the ten-year period. The Trustees also noted that the Fund exhibited lower volatility than the NBI for all evaluation periods and outperformed the NBI on a risk adjusted basis for the one- and five-year periods ended December 31, 2022. The Trustees noted that as of December 31, 2022, the Fund outperformed the peer universe average for the one-year period and underperformed the peer universe average for the three-, five- and ten-year periods.

In considering the Fund's relative performance, the Trustees recognized that the Fund's unique strategy presents challenges when comparing the Fund's performance to a benchmark or group of comparable funds. In particular, the Trustees observed that the Fund's strategy has historically included a lower biotechnology allocation compared to the NBI and a higher biotechnology allocation compared to many other healthcare indices and to many of the other funds in the peer universe. The Trustees noted that, as a result, all other things being equal, in periods when biotechnology performs relatively well, the Fund might be expected to underperform the NBI (and/or the peer universe) and vice versa. Additionally, the Trustees noted that unlike the NBI and most of the peer universe, the Fund often maintains a meaningful allocation to venture and restricted securities. In light of these differences, the Trustees recognized the more limited usefulness of these performance comparisons for the Fund.

The Trustees concluded they continue to be satisfied with the investment performance of the Fund and the Adviser.

The costs of services to be provided and profits to be realized by the Adviser from its relationship with the Fund. The Trustees considered the various services provided by the Adviser to the Fund and reviewed comparative information regarding the expenses and expense ratios of the Fund and a peer group of other investment companies identified by an independent service provider engaged by the Independent Trustees. The Trustees noted that the Adviser's fees are within the range of fees presented in the comparative information and noted that the Fund often maintains a meaningful allocation to venture and restricted securities, a portfolio management service that can warrant higher management fees than those charged by the Adviser to the Fund. The Trustees also considered financial information provided by the Adviser, including financial statements of the Adviser and a comparison of

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 33

the Adviser's profitability with respect to its services for the Fund to the profitability of other investment advisers.

The Trustees noted that the fees charged by the Adviser are within a reasonable range of fees as compared to fees charged by other investment advisers for similar services, and the services provided by the Adviser and the amounts paid under the Advisory Agreement are at least comparable to the services rendered and fees charged by others for similar services to warrant a finding that fees to be paid by the Fund are fair. Based on the information provided to and evaluated by the Trustees, the Trustees concluded that the fees charged by the Adviser are fair and reasonable in light of the quality and nature of the services provided by the Adviser and that the profitability of the Adviser's relationship with the Fund has not been excessive.

Whether fee levels reflect economies of scale and the extent to which economies of scale would be realized as the Fund grows. The Trustees considered the advisory fee schedule in the Advisory Agreement and noted that it provides for breakpoints that would reduce the effective fee to the extent the Fund's net assets should increase, allowing the Fund to share in the benefits of any economies of scale that would inure to the Adviser as the Fund's assets increase. Given the closed-end structure of the Fund, its current asset size, and the fact that any economies of scale are modest at current Fund asset levels, the Trustees determined that the Fund's advisory fee schedule is satisfactory and fair.

34 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

PRIVACY NOTICE: If you are a registered shareholder of the Fund, the Fund and Tekla Capital Management LLC, the Fund's investment adviser, may receive nonpublic personal information about you from the information collected by the transfer agent from your transactions in Fund shares. Any nonpublic personal information is not disclosed to third parties, except as permitted or required by law. In connection with servicing your account and effecting transactions, the information received may be shared with the investment adviser and non-affiliates, including transfer agents, custodians or other service companies. Access to your nonpublic personal information is restricted to employees who need to know that information to provide products or services to you. To maintain the security of your nonpublic personal information, physical, electronic, and procedural safeguards are in place that comply with federal standards. The policies and practices described above apply to both current and former shareholders.

If your Fund shares are held in "street name" at a bank or brokerage, we do not have access to your personal information and you should refer to your bank's or broker's privacy policies for a statement of the treatment of your personal information.

FOR MORE INFORMATION: A description of the Fund's proxy voting policies and procedures and information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-451-2597; (ii) by writing to Tekla Capital Management LLC at 100 Federal Street, 19th Floor, Boston, MA 02110; (iii) on the Fund's website at www.teklacap.com; and (iv) on the SEC's website at www.sec.gov.

The Fund's proxy committee (Proxy Committee) identifies any potential conflicts of interest. Each potential conflict must be addressed in a manner that will be in the best interest of the Fund and its shareholders. If any potential conflict is identified the Proxy Committee consults with the Fund's counsel. Where conflicts of interest arise between the Fund's shareholders, on the one hand, and those of the Adviser, the Fund's principal underwriter, or any affiliated person on the other hand, the Adviser may convene an ad-hoc committee to debate the conflict and to give a ruling on a preferred course of action. If the ad-hoc committee determines that the Adviser, the Fund's principal underwriter, or any affiliated person has a conflict of interest in any instance, the Adviser's Chief Compliance Officer shall disclose the conflict to the Board and seek voting instructions.

The Adviser may cause the proxies to be voted in accordance with the recommendations of an independent third-party service provider that the Adviser may use to assist in voting proxies.

The Fund's complete Schedule of Investments for the first and third quarters of its fiscal year will be filed with the SEC on Form N-PORT. These will also be available on the Fund's website at www.teklacap.com or the SEC's website at www.sec.gov.

TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT 35

You can find information regarding the Fund at the Fund's website, www.teklacap.com. The Fund regularly posts information to its website, including information regarding daily share pricing, distributions, press releases and links to the Fund's SEC filings. The Fund currently publishes and distributes quarterly fact cards, which includes performance, portfolio holdings and sector information for each fiscal quarter. These fact cards will be available on the Fund's website and by request from the Fund's marketing and investor support services agent, Destra Capital Advisors LLC, at 1-877-855-3434.

DISTRIBUTION POLICY: The Fund has a managed distribution policy as described in the Notes to Financial Statements. For more information contact your financial adviser.

SHARE REPURCHASE PROGRAM: In March 2023, the Trustees reauthorized the share repurchase program to allow the Fund to repurchase up to 12% of its outstanding shares for a one-year period ending July 14, 2024.

PORTFOLIO MANAGEMENT: Daniel R. Omstead, Ph.D., Jason C. Akus, M.D./M.B.A., Timothy Gasperoni, M.B.A., Ph.D., Ashton L. Wilson, Christopher Abbott, Robert Benson, Kelly Girskis, Ph.D., Richard Goss, Jack Liu, M.B.A., Ph.D., Christopher Seitz, M.B.A., Loretta Tse, Ph.D. and Graham Attipoe, M.B.A., M.D. are members of a team that analyzes investments on behalf of the Fund. Dr. Omstead exercises ultimate decision making authority with respect to investments.

HOUSEHOLDING: A number of banks, brokers and financial advisers have instituted "householding". Under this practice, which has been approved by the SEC, only one copy of shareholder documents may be delivered to multiple shareholders who share the same address and satisfy other conditions. Householding is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. If you do not want the mailing of your shareholder documents to be combined with those of other members of your household, please contact your bank, broker or financial adviser.

36 TEKLA LIFE SCIENCES INVESTORS | SEMIANNUAL REPORT

Tekla Life Sciences Investors

New York Stock Exchange Symbol: HQL
NAV Symbol: XHQLX

100 Federal Street, 19th Floor
Boston, Massachusetts 02110
617-772-8500
www.teklacap.com

Officers

Daniel R. Omstead, Ph.D., President
Laura Woodward, CPA, Chief Compliance Officer,
Secretary and Treasurer

Trustees

Jeffrey A. Bailey
Kathleen L. Goetz
Rakesh K. Jain, Ph.D.
Thomas M. Kent, CPA
Daniel R. Omstead, Ph.D.
W. Mark Watson, CPA

Investment Adviser

Tekla Capital Management LLC

Administrator & Custodian

State Street Bank and Trust Company

Transfer Agent

Computershare, Inc.

Legal Counsel

Dechert LLP

Shareholders with questions regarding share transfers may call

1-800-426-5523

Daily net asset value may be obtained from
our website (www.teklacap.com)

ITEM 2. CODE OF ETHICS.

Not applicable to this semi-annual filing.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable to this semi-annual filing.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable to this semi-annual filing.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this semi-annual filing.

ITEM 6. INVESTMENTS.

The Registrant’s Schedule of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this semi-annual filing.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable to this semi-annual filing.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Period	(a) Total No. of Shares Purchased (1)	(b) Average Price Paid per Share	(c) Total No. of Shares Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum No. of Shares that May Yet Be Purchased Under the Plans or Programs
Month #1 (Oct. 1, 2022 - Oct. 31, 2022)	—	—	—	3,050,893
Month #2 (Nov. 1, 2022 — Nov. 30, 2022)	—	—	—	3,050,893
Month #3 (Dec. 1, 2022 — Dec. 31, 2022)	—	—	—	3,050,893
Month #4 (Jan. 1, 2023 — Jan. 31, 2023)	—	—	—	3,050,893
Month #5 (Feb. 1, 2023 — Feb. 28, 2023)	—	—	—	3,050,893
Month #6 (Mar. 1, 2023 — Mar. 31, 2023)	—	—	—	3,050,893
Total	—	—	—

(1)	On June 30, 2011, the share repurchase program was announced, which has been subsequently reviewed and approved by the Board of Trustees. On March 17, 2022, the share repurchase program was renewed, allowing the Registrant to repurchase up to 12% of its outstanding shares for a one year period ending July 14, 2023. On March 16, 2023, the Trustees approved the renewal of the repurchase program to allow the Registrant to repurchase up to 12% of its outstanding shares in the open market for a one year period ending July 14, 2024.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A, or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	In the opinion of the principal executive officer and principal financial officer, based on their evaluation which took place within 90 days of this filing, the Registrant’s disclosure controls and procedures are adequately designed and are operating effectively to ensure (i) that material information relating to the Registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared; and (ii) that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time period specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent second fiscal quarter that have materially affected or that are reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to this semi-annual filing.

ITEM 13. EXHIBITS

(a)(1)  Code of Ethics - Not applicable to this semi-annual filing.

(a)(2) Separate certifications of the Principal Executive and Financial Officers as required by Rule 30a-2(a) under the 1940Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 1 and 2).

(a)(3) Notices to Fund’s shareholders in accordance with Investment Company Act Section 19(a) and Rule 19a-1 (Exhibit 3).

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto (Exhibit 4).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	TEKLA LIFE SCIENCES INVESTORS

By (Signature and Title)*	/s/ Daniel R. Omstead
Daniel R. Omstead, President

Date:	6/6/2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Laura Woodward
Laura Woodward, Treasurer

Date:	6/6/2023

* Print the name and title of each signing officer under his or her signature.